UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 April 14, 2003
                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

           Utah                                           87-0500306
(State or other jurisdiction of                    (IRS Employer Identification
       incorporation)                                       Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)




                                 (801) 954-7100
              (Registrant's telephone number, including area code)




   Former name or former address, if changed since last report: Not Applicable

Item 5.    Other Events and Regulation FD Disclosure

In our Form 10-K filed on March 27, 2003, we changed the methodology of how we calculate the number of customers who have purchased products from USANA Health Sciences, Inc. (hereinafter "USANA"). Under this new method, we only count as active customers those Associates and Preferred Customers who have made a purchase from USANA at any time during the most recent three-month period. Prior to fiscal year 2002, we defined our customers as those Associates and Preferred Customers who purchased product from USANA at any time during the most recent 12-month period. We have adopted the three-month methodology, because we believe it is a more meaningful measurement of our network marketing system. The change in this measure has no impact on our financial condition or results of operations.


The following tables summarize the number of active customers by market for the eight quarters during fiscal years 2001 and 2002 as of the dates provided using this newly adopted methodology:


                                                               Active Associates by Market
                           -----------------------------------------------------------------------------------------------------
         Market           31-Mar-01   30-Jun-01   29-Sep-01    29-Dec-01   30-Mar-02   29-Jun-02    28-Sep-02   28-Dec-02
                           -----------------------------------------------------------------------------------------------------
            United States  29,000      29,000       30,000      28,000       27,000      27,000       28,000      28,000

                   Canada  14,000      14,000       14,000      15,000       15,000      16,000       16,000      16,000

    Australia-New Zealand  10,000       9,000        9,000       9,000        9,000       9,000       11,000      11,000

                Hong Kong   4,000       3,000        3,000       3,000        3,000       3,000        6,000       4,000

                    Japan       -           -            -       1,000        1,000       2,000        2,000       2,000

                   Taiwan       -           -            -           -            -           -            -       5,000
                           -----------------------------------------------------------------------------------------------------
                    Total  57,000      55,000       56,000      56,000       55,000      57,000       63,000      66,000
                           -----------------------------------------------------------------------------------------------------

                                                           Active Preferred Customers by Market
                           -----------------------------------------------------------------------------------------------------
         Market           31-Mar-01   30-Jun-01   29-Sep-01    29-Dec-01   30-Mar-02   29-Jun-02    28-Sep-02   28-Dec-02
                           -----------------------------------------------------------------------------------------------------
            United States  25,000      25,000       25,000      24,000       25,000      26,000       26,000      27,000

                   Canada  11,000      11,000       11,000      12,000       12,000      13,000       12,000      13,000

    Australia-New Zealand   5,000       5,000        5,000       4,000        4,000       4,000        4,000       4,000

                Hong Kong      **          **        1,000       1,000           **          **        1,000       1,000

                    Japan       -           -            -          **           **          **           **          **

                   Taiwan       -           -            -           -            -           -            -          **
                           -----------------------------------------------------------------------------------------------------
                    Total  41,000      41,000       42,000      41,000       41,000      43,000       43,000      45,000
                           -----------------------------------------------------------------------------------------------------

                                                             Total Active Customers by Market
                           -----------------------------------------------------------------------------------------------------
         Market           31-Mar-01   30-Jun-01   29-Sep-01    29-Dec-01   30-Mar-02   29-Jun-02    28-Sep-02   28-Dec-02
                           -----------------------------------------------------------------------------------------------------
            United States  54,000      54,000       55,000      52,000       52,000      53,000       54,000      55,000

                   Canada  25,000      25,000       25,000      27,000       27,000      29,000       28,000      29,000

    Australia-New Zealand  15,000      14,000       14,000      13,000       13,000      13,000       15,000      15,000

                Hong Kong   4,000       3,000        4,000       4,000        3,000       3,000        7,000       5,000

                    Japan       -           -            -       1,000        1,000       2,000        2,000       2,000

                   Taiwan       -           -            -           -            -           -            -       5,000
                           -----------------------------------------------------------------------------------------------------
                    Total  98,000      96,000       98,000      97,000       96,000     100,000      106,000     111,000
                           -----------------------------------------------------------------------------------------------------

                            **  Active customer count is less than 500.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                           USANA HEALTH SCIENCES, INC.



Date: April 15, 2003

     /s/ GILBERT A. FULLER
--------------------------------
     Gilbert A. Fuller
     Chief Financial Officer